UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2018 (November 21, 2018)

Granite Point Mortgage Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 38th Floor

New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Equity Distribution Agreement

On November 21, 2018, Granite Point Mortgage Trust Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with JMP Securities LLC (“JMP”) and Keefe, Bruyette & Woods, Inc. (“KBW”; JMP and KBW are each referred to as a “Sales Agent” and collectively as the “Sales Agents”). Under the terms of the Equity Distribution Agreement, the Company may sell up to an aggregate of 8,000,000 shares (the “Shares”) of its common stock, par value $0.01 per share, from time to time through either of the Sales Agents.

Sales of the Shares, if any, under the Equity Distribution Agreement may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, or NYSE, or sales made to or through a market maker other than on an exchange. Each of the Sales Agents will make all sales using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between each Sales Agent and the Company. The compensation payable to the Sales Agents for sales of Shares pursuant to the Equity Distribution Agreement will be not more than 2.00% of the gross proceeds from such sales of Shares.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-226128) (the “Registration Statement”), including the prospectus, dated August 15, 2018, and the prospectus supplement, dated November 21, 2018, as the same may be amended or supplemented.

The Company has agreed to indemnify the Sales Agents against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Sales Agents may be required to make in respect of these liabilities. The Sales Agents or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and have provided and may in the future provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the entire Equity Distribution Agreement, a copy of which is attached hereto as Exhibit 1.1, and incorporated herein by reference.

Amendment to the Management Agreement

On November 21, 2018, the management agreement dated as of June 28, 2017 (the “Management Agreement”) between the Company and Pine River Capital Management L.P., the Company’s manager (the  “Manager”) was amended (the “Amendment”) to reflect the Manager’s agreement to reimburse the Company for an agreed amount related to compensation payable to the sales agents under the Equity Distribution Agreement, or the reimbursement amount, if the modified weighted average issuance price of common stock sold pursuant to the Equity Distribution Agreement in any calendar quarter is less than the Company’s book value per share as of the end of the immediately preceding quarter. The reimbursement amount is equal to the number of shares of common stock sold under the Equity Distribution Agreement in the calendar quarter multiplied by the difference between the Company’s book value per share as of the end of the immediately preceding calendar quarter and the modified weighted average issuance price during such quarter. The reimbursement amount will not exceed the amount of compensation paid to the sales agents under the Equity Distribution Agreement during any applicable calendar quarter. Book value per share is calculated by deducting the aggregate liquidation preference of any of the Company’s outstanding preferred stock (excluding 1,000 shares of the Company’s preferred stock issued at the time of the Company’s initial public offering) from the Company’s total stockholders’ equity as of the end of the immediately preceding quarter and dividing the result by the number of shares of the Company’s common stock outstanding at the end of such immediately preceding quarter, all as set forth in the Company’s Form 10-Q or Form 10-K, as applicable, filed with the Securities and Exchange Commission. The modified weighted average issuance price is calculated by subtracting (i) the result obtained by dividing the aggregate compensation paid to the sales agents under the Equity Distribution Agreement during the applicable calendar quarter by the number of shares of common stock sold by the sales agent during the calendar quarter from the (ii) weighted average issuance price for common stock sold by the sales agents during the calendar quarter. The Manager will not reimburse the Company if the modified weighted average issuance price of common stock sold pursuant to the Equity Distribution Agreement in a calendar quarter exceeds the Company’s book value per share as of the end of the immediately preceding quarter. The reimbursement amount will not reimburse the Company for all sales of common stock at amounts less than book value, including where aggregate sales below book value exceeds compensation payable to the sales agent under the Equity Distribution Agreement during any particular calendar quarter or where the Company’s book value increases during a particular quarter from amounts calculated as of the end of the immediately preceding quarter.

The reimbursement amount will be paid to the Company by netting the reimbursement amount from the base management fee payable to the Manager under the Management Agreement for the applicable quarterly period, but such netting shall not constitute a reduction in the amount of the base management fee.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 8.01. Other Events.

On November 21, 2018, the Company’s Board of Directors authorized the repurchase of 2,000,000 shares of the Company’s common stock. A copy of the press release, dated November 21, 2018, announcing the authorization is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Equity Distribution Agreement, dated as of November 21, 2018, by and among the Company and the Sales Agents.

5.1	Opinion of Stinson Leonard Street LLP with respect to the legality of the Shares.

8.1	Opinion of Sidley Austin LLP relating to certain tax matters concerning the Shares.

10.1	Amendment to Management Agreement, dated as of November 21, 2018, by and among the Company and the Manager.

23.1	Consent of Stinson Leonard Street LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Sidley Austin LLP (included in Exhibits 8.1 hereto).

99.1	Press Release of Granite Point Mortgage Trust Inc., dated November 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
General Counsel and Secretary

Date: November 21, 2018